EXHIBIT 99.2

Supplemental Financial Information
March 31, 2006
(Unaudited)

Table of Contents	Page No.

Corporate Profile	1
Statements of Consolidated Income	2
Consolidated Balance Sheets	3
Statements of Consolidated Income at Prorata Share	4
Consolidated Balance Sheets at Prorata Share	5
Summary Operating Data	6 - 7
Funds from Operations
Dividends
General and Administrative Expenses
Net Operating Income
Rentals
Interest Expense
Property
Financial Statements of Unconsolidated Joint Ventures at Prorata Share	8
Summary Balance Sheet Information	9
Common Share Data
Capitalization
Capital Availability
Credit Ratings
Debt Information	10 - 11
Outstanding Balance Summary
Fixed vs Variable Rate Debt
Secured vs Unsecured Debt
Coverage Ratios
Weighted Average Interest Rates
Schedule of Maturities
Other Information	12 - 13
Tenant Diversification
Lease Information
Leasing Production
Average Minimum Rent per Square Foot
Occupancy
Property Information	14 - 29
Property Investment Summary
Acquisition Summary
Disposition Summary
New Development Summary
Total Operating Income at Prorata Share by Geographic Region
Property Listing

This supplemental financial information package contains historical information of the Company.

Certain information contained in this Supplemental Financial Information package includes certain forward-looking statements reflecting Weingarten Realty Investors’ expectations in the near term that involve a number of risks and uncertainties; however, many factors may materially affect the actual results, including demand for our properties, changes in rental and occupancy rates, changes in property operating costs, interest rate fluctuations, and changes in local and general economic conditions. Accordingly, there is no assurance that WRI’s expectations will be realized.

Corporate Profile

Weingarten Realty Investors is an unincorporated trust organized under the Texas Real Estate Investment Trust Act that, through its predecessor entity, began the ownership and development of shopping centers and other commercial real estate in 1948. As of March 31, 2006, we owned or operated under long-term leases, interests in 350 developed income-producing properties and nine properties that are in various stages of development, which are located in 21 states that span the southern half of the United States from coast to coast. Included in the portfolio are
294 shopping centers and 65 industrial projects. Our interests in these properties aggregated approximately 48.6 million square feet of building area. Our properties were 94.4% leased as of March 31, 2006, and historically our portfolio occupancy rate has never been below 90%.

Corporate Office

2600 Citadel Plaza Drive
P. O. box 924133
Houston, TX 77292-4133
713-866-6000
www.weingarten.com

Regional Offices

Atlanta, GA
Austin, TX
Dallas, TX
Denver, CO (Miller Weingarten)
Ft. Lauderdale, FL
Las Vegas, NV
Los Angeles, CA
Orlando, FL
Phoenix, AZ
Raleigh, NC
Sacramento, CA

Stock Listings

New York Stock Exchange:
Common Shares WRI
Series D Preferred Shares WRIPrD
Series E Preferred Shares WRIPrE

Weingarten Realty Investors
Statements of Consolidated Income
(in thousands, except per share amounts)
(as reported)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2006	2005	2005	2004	2003	2002

Revenues:
Rentals	$138,687	$128,726	$531,220	$477,797	$390,135	$336,731
Other	2,242	828	6,677	8,745	6,965	5,044
Total	140,929	129,554	537,897	486,542	397,100	341,775

Expenses:
Depreciation and amortization	32,542	29,493	124,312	110,729	87,410	71,835
Operating	19,824	18,890	81,162	75,838	61,743	52,127
Ad valorem taxes	16,691	15,567	62,483	55,287	44,694	41,107
General and administrative	5,355	4,247	17,379	16,122	13,820	11,148
Impairment loss				3,550
Total	74,412	68,197	285,336	261,526	207,667	176,217

Operating Income	66,517	61,357	252,561	225,016	189,433	165,558
Interest Expense	(34,437)	(31,036)	(130,761)	(117,096)	(90,269)	(67,171)
Interest Income	1,467	319	2,870	1,390	1,580	1,054
Loss on Redemption of Preferred Shares				(3,566)	(2,739)
Equity in Earnings of Joint Ventures, net (a)	4,066	1,274	6,610	5,384	4,681	3,930
Income Allocated to Minority Interests	(1,657)	(1,400)	(6,060)	(4,928)	(2,723)	(3,553)
Gain (Loss) on Sale of Properties	90	(27)	22,306	1,535	714	188
Gain on Land and Merchant Development Sales	1,676		804
Provision for Income Taxes	(519)
Income From Continuing Operations	37,203	30,487	148,330	107,735	100,677	100,006
Operating Income From Discontinued Operations	358	1,960	5,864	8,763	9,564	12,389
Gain on Sale of Properties From Discontinued Operations	17,048	4,115	65,459	24,883	6,039	19,472
Income From Discontinued Operations	17,406	6,075	71,323	33,646	15,603	31,861
Net Income	54,609	36,562	219,653	141,381	116,280	131,867
Preferred Share Dividends	(2,525)	(2,525)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares					(2,488)
Net Income Available to Common Shareholders	$52,084	$34,037	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$0.58	$0.38	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$0.57	$0.38	$2.31	$1.54	$1.24	$1.43

(a) See Page 8 for the Company's prorata share of the operating results of its unconsolidated joint ventures.

Weingarten Realty Investors
Consolidated Balance Sheets
(in thousands, except per share amounts)
(as reported)

	March 31,	December 31,
	2006	2005
ASSETS

Property	$4,059,431	$4,033,579
Accumulated Depreciation	(691,120)	(679,642)
Property - net	3,368,311	3,353,937

Investment in Real Estate Joint Ventures (a)	94,600	84,348
Total	3,462,911	3,438,285

Notes Receivable from Real Estate Joint Ventures and Partnerships	49,213	42,195
Unamortized Debt and Lease Costs	96,436	95,616
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $4,963 in 2006 and $4,673 in 2005)	48,984	60,905
Cash and Cash Equivalents	37,446	42,690
Restricted Deposits and Mortgage Escrows	31,879	11,747
Other	55,399	46,303
Total	$3,782,268	$3,737,741

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,351,349	$2,299,855
Accounts Payable and Accrued Expenses	69,546	102,143
Other	112,114	102,099
Total	2,533,009	2,504,097

Minority Interest	82,029	83,358

Commitments and Contingencies	-	-

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2006 and 2005; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interest; 29 shares issued and outstanding in 2006
and 2005; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
89,621 in 2006 and 89,403 in 2005	2,698	2,686
Additional Paid in Capital	1,291,092	1,288,432
Accumulated Dividends in Excess of Net Income	(122,351)	(132,786)
Accumulated Other Comprehensive Loss	(4,213)	(8,050)
Shareholders' Equity	1,167,230	1,150,286
Total	$3,782,268	$3,737,741

(a) This represents the Company's investment of its unconsolidated joint ventures. See page 8 for additional information.

Weingarten Realty Investors
Statements of Consolidated Income at Prorata Share
(in thousands, except per share amounts)

	Three Months Ended
	March 31,		Twelve Months Ended December 31,
	2006	2005	2005	2004	2003	2002

Revenues:
Rentals	$140,287	$129,233	$535,484	$479,324	$390,680	$341,160
Other	2,292	905	6,839	8,498	7,144	5,146
Total	142,579	130,138	542,323	487,822	397,824	346,306

Expenses:
Depreciation and amortization	32,719	29,475	124,421	110,440	85,831	72,043
Operating	19,901	18,774	80,954	75,711	61,592	52,318
Ad valorem taxes	16,805	15,670	62,808	55,334	44,850	41,621
General and administrative	5,367	4,257	17,436	16,125	13,821	11,145
Impairment loss				3,550
Total	74,792	68,176	285,619	261,160	206,094	177,127

Operating Income	67,787	61,962	256,704	226,662	191,730	169,179
Interest Expense	(34,156)	(30,727)	(129,790)	(115,357)	(89,945)	(68,981)
Interest Income	1,747	561	3,643	2,553	3,633	3,266
Loss on Redemption of Preferred Shares				(3,566)	(2,739)
Income Allocated to Minority Interests	(1,399)	(1,284)	(5,218)	(3,990)	(3,236)	(3,720)
Gain (Loss) on Sale of Properties	1,651	(25)	22,102	1,433	1,234	262
Gain on Land and Merchant Development Sales	2,092		889
Provision for Income Taxes	(519)
Income From Continuing Operations	37,203	30,487	148,330	107,735	100,677	100,006
Operating Income From Discontinued Operations	358	1,960	5,864	8,763	9,564	12,389
Gain on Sale of Properties From Discontinued Operations	17,048	4,115	65,459	24,883	6,039	19,472
Income From Discontinued Operations	17,406	6,075	71,323	33,646	15,603	31,861
Net Income	54,609	36,562	219,653	141,381	116,280	131,867
Preferred Share Dividends	(2,525)	(2,525)	(10,101)	(7,470)	(15,912)	(19,756)
Redemption Cost of Series A Preferred Shares					(2,488)
Net Income Available to Common Shareholders	$52,084	$34,037	$209,552	$133,911	$97,880	$112,111
Net Income Per Common Share - Basic	$0.58	$0.38	$2.35	$1.55	$1.24	$1.44
Net Income Per Common Share - Diluted	$0.57	$0.38	$2.31	$1.54	$1.24	$1.43

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Statements of Consolidated Income at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Consolidated Balance Sheets at Prorata Share
(in thousands, except per share amounts)

	March 31,	December 31,
	2006	2005
ASSETS

Property	$4,142,863	$4,098,780
Accumulated Depreciation	(692,853)	(682,102)
Property - net	3,450,010	3,416,678

Notes Receivable from Real Estate Joint Ventures and Partnerships	38,297	32,958
Unamortized Debt and Lease Costs	98,415	97,387
Accrued Rent and Accounts Receivable (net of allowance for doubtful
accounts of $5,332 in 2006 and $4,977 in 2005)	47,576	59,838
Cash and Cash Equivalents	48,554	54,878
Restricted Deposits and Mortgage Escrows	31,403	11,082
Other	59,025	49,455
Total	$3,773,280	$3,722,276

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$2,349,633	$2,288,145
Accounts Payable and Accrued Expenses	65,689	101,616
Other	110,424	100,826
Total	2,525,746	2,490,587

Minority Interest	80,304	81,403

Commitments and Contingencies	-	-

Shareholders' Equity:
Preferred Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 10,000
6.75% Series D cumulative redeemable preferred shares of
beneficial interest; 100 shares issued and outstanding
in 2006 and 2005; liquidation preference $75,000	3	3
6.95% Series E cumulative redeemable preferred shares of
beneficial interests; 29 shares issued and outstanding in 2006
and 2005; liquidation preference $72,500	1	1
Common Shares of Beneficial Interest - par value, $.03 per share;
shares authorized: 150,000; shares issued and outstanding:
89,621 in 2006 and 89,403 in 2005	2,698	2,686
Additional Paid in Capital	1,291,092	1,288,432
Accumulated Dividends in Excess of Net Income	(122,351)	(132,786)
Accumulated Other Comprehensive Loss	(4,213)	(8,050)
Shareholders' Equity	1,167,230	1,150,286
Total	$3,773,280	$3,722,276

Note:
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.
The Consolidated Balance Sheets at Prorata Share include the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100%.

Weingarten Realty Investors
Summary Operating Data
(in thousands, except per share amounts)

	Three Months Ended
	March 31,
	2006	2005
Funds from Operations
Numerator:
Net income available to common shareholders	$52,084	$34,037
Depreciation and amortization	30,458	28,312
Depreciation and amortization of unconsolidated joint ventures	1,018	904
Gain on sale of properties	(17,142)	(4,091)
(Gain) loss on sale of properties of unconsolidated joint ventures	(1,557)	1
Funds from Operations - Basic	64,861	59,163
Funds from operations attributable to operating
partnership units	2,372	2,072
Funds from Operations - Diluted	$67,233	$61,235

Denominator:
Weighted average shares outstanding - Basic	89,515	89,122
Effect of dilutive securities:
Share options and awards	850	966
Operating partnership units	3,151	3,004
Weighted average shares outstanding - Diluted	93,516	93,092

Funds from Operations per Share - Basic	$0.72	$0.66

Funds from Operations Per Share - Diluted	$0.72	$0.66

Growth in Funds from Operations per Share - Diluted		9.1%

Dividends
Common Dividends per Share	$0.465	$0.440

Common Dividends Paid as a % of Funds from Operations	64.2%	66.3%

General and Administrative Expenses *
General and Administrative Expenses/Total Revenue	3.8%	3.3%

General and Administrative Expenses/Total Assets before Depreciation	0.12%	0.10%

Net Operating Income *
Same Property NOI Growth: **
Retail	4.5%	3.6%
Industrial	4.2%	2.8%
Total	4.4%	3.5%

* Includes the Company's share of unconsolidated joint ventures and excludes its partners' share of consolidated joint ventures ("Prorata Share").

** Same Property NOI Growth excludes the effect of lease cancellation income.

The National Association of Real Estate Investment Trusts defines funds from operations as net income (loss) available to common shareholders computed in accordance with generally accepted accounting principles, excluding gains or losses from sales of real estate assets and extraordinary items, plus depreciation and amortization of operating properties, including our share of unconsolidated partnerships and joint ventures. We calculate FFO in a manner consistent with the NAREIT definition.
We believe FFO is an appropriate supplemental measure of operating performance because it helps investors compare our operating performance relative to other REITs. Management also uses FFO as a supplemental measure to conduct and evaluate our business because there are certain limitations associated with using GAAP net income by itself as the primary measure of our operating performance. Historical cost accounting for real estate assets in accordance with GAAP implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, management believes that the presentation of operating results for real estate companies that uses historical cost accounting is insufficient by itself. There can be no assurance that FFO presented by us is comparable to similarly titled measures of other REITs.
FFO should not be considered as an alternative to net income or other measurements under GAAP as an indicator of our operating performance or to cash flows from operating, investing or financing activities as a measure of liquidity. FFO does not reflect working capital changes, cash expenditures for capital improvements or principal payments on indebtedness.

Weingarten Realty Investors
Summary Operating Data (continued)
(in thousands)

	Three Months Ended
	March 31,
	2006	2005
Rentals
Base minimum rent, net	$110,029	$100,940
Straight line rent	1,492	1,909
Over/Under-market rentals, net	166	(17)
Percentage rent	1,472	1,086
Tenant reimbursements	25,528	24,808
Total	$138,687	$128,726

	Three Months Ended
	March 31,
	2006	2005
Rentals (Prorata Share)
Base minimum rent, net	$111,351	$101,455
Straight line rent	1,536	1,950
Over/Under-market rentals, net	224	30
Percentage rent	1,511	1,091
Tenant reimbursements	25,665	24,707
Total	$140,287	$129,233

	Three Months Ended
	March 31,
	2006	2005
Interest Expense (Prorata Share)
Interest paid or accrued	$36,878	$32,971
Over-market mortgage adjustment	(1,839)	(1,507)

Gross interest expense	35,039	31,464

Less:
Capitalized interest	(883)	(737)

Interest expense, at prorata share	$34,156	$30,727

Property at Prorata Share	March 31,	December 31,
	2006	2005
Land	$774,141	$771,903
Land held for development	21,586	20,634
Land under development	47,030	27,591
Buildings and improvements	3,255,573	3,230,342
Construction in-progress	44,533	48,310
Total	$4,142,863	$4,098,780

Weingarten Realty Investors
Financial Statements of Unconsolidated Joint Ventures at Prorata
(in thousands)

	Three Months Ended
	March 31,
	2006	2005

Revenues:	$4,693	$3,686

Expenses:
Depreciation and amortization	1,018	904
Interest	1,010	642
Operating	616	524
Ad valorem taxes	463	485
General and administrative	53	13
Total	3,160	2,568

Gain on land and merchant development sales	416
Gain (loss) on sale of property	1,557	(1)

Net Income	$3,506	$1,117

	March 31,	December 31,
	2006	2005
ASSETS

Property	$165,485	$147,006
Accumulated Depreciation	(14,516)	(14,493)
Property - net	150,969	132,513

Unamortized Debt and Lease Costs	4,644	4,519
Accrued Rent and Accounts Receivable	4,069	1,442
Cash and Cash Equivalents	13,103	13,946
Other	7,531	1,932
Total	$180,316	$154,352

LIABILITIES AND SHAREHOLDERS' EQUITY

Debt	$54,674	$44,544
Amounts Payable to WRI	20,478	16,022
Accounts Payable and Accrued Expenses	3,497	3,706
Total	78,649	64,272

Accumulated Equity	101,667	90,080

Total	$180,316	$154,352

Notes:
The Consolidated Financial Statements at prorata share include only the real estate operations of joint ventures at WRI's ownership percentages.
Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Summary Balance Sheet Information
(in thousands, except common share data and percentages)

	March 31,	December 31,
	2006	2005

Common Share Data
Closing Market Price	$40.75	$37.81

Dividend Yield	4.56%	4.65%

90-Day Average Trading Volume	284,532	272,770

Capitalization (As reported)
Debt	$2,351,349	$2,299,855
Preferred Shares	147,500	147,500
Common Shares at Market	3,652,056	3,380,327
Operating Partnership Units at Market	126,814	119,328
Total Market Capitalization	$6,277,719	$5,947,010

Debt to Total Market Capitalization	37.5%	38.7%

Capitalization (Prorata)
Debt	$2,349,633	$2,288,145
Preferred Shares	147,500	147,500
Common Shares at Market	3,652,056	3,380,327
Operating Partnership Units at Market	126,814	119,328
Total Market Capitalization	$6,276,003	$5,935,300

Debt to Total Market Capitalization	37.4%	38.6%

Capital Availability
Unused Portion of $400 MM Revolver	$118,151	$175,071
Shelf Registration - $1 Billion	160,430	160,430
Shelf Registration - $1.5 Billion	1,500,000	1,500,000
Shelf Registration - $50 Million	50,000	50,000
Total	$1,828,581	$1,885,501

Credit Ratings	S&P	Moody's

Senior Debt	A	A3
Preferred Shares	A-	baa1

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

		1st Quarter		4th Quarter
	March 31,	Weighted	December 31,	Weighted
	2006	Average Rate	2005	Average Rate
Outstanding Balance Summary (2)
Mortgage Debt	$794,230	7.29%	$799,603	7.29%
7% 2011 Bonds	200,000	7.00%	200,000	7.00%
Unsecured Notes Payable	1,049,867	5.84%	1,049,867	5.85%
Revolving Credit Agreements (1)	266,920	5.00%	210,000	4.71%
Industrial Revenue Bonds	6,872	4.58%	6,925	3.68%
Obligations under Capital Leases	33,460	5.54%	33,460	5.49%
Total Debt - As Reported	2,351,349	6.36%	2,299,855	6.36%
Less: Minority Partners' Interests	(56,390)		(56,254)
Plus: WRI Share of Unconsolidated Joint Ventures	54,674		44,544
Total Debt - Prorata Share	$2,349,633	6.36%	$2,288,145	6.37%

	March 31,		December 31,
	2006	% of Total	2005	% of Total
Fixed vs Variable Rate Debt (at Prorata Share)
(includes the effect of interest rate swaps)

Fixed-rate debt	$1,978,503	84.2%	$1,973,822	86.3%
Variable-rate debt	371,130	15.8%	314,323	13.7%
Total	$2,349,633	100.0%	$2,288,145	100.0%

Secured vs Unsecured Debt (at Prorata Share)
Secured Debt	$836,439	35.6%	$830,340	36.3%
Unsecured Debt	1,513,194	64.4%	1,457,805	63.7%
Total	$2,349,633	100.0%	$2,288,145	100.0%

Coverage Ratios (at Prorata Share trailing 4 quarters)
Fixed Charge Coverage	2.56x		2.56x
Interest Coverage	2.64x		2.65x
Debt Service Coverage	2.62x		2.63x

	As	Prorata
	Reported	Share
Weighted Average Interest Rates (2)
Three months ended 3/31/06	6.36%	6.36%
Twelve months ended 12/31/05	6.32%	6.33%

(1) Weighted average revolving interest rate excluding the effect of the commitment fee was 4.72% in first quarter 2006 and 4.26% in fourth quarter 2005.

(2) Weighted average interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Debt Information
(in thousands, except percentages)

Schedule of Maturities at March 31, 2006

	As Reported		Prorata Share
	Maturities	Rate (8)	Maturities	Rate (8)	Floating Rate	Fixed Rate
2006 (1) (2)	$37,594	5.79%	$38,940	5.76%	$10,899	$28,041
2007 (3)	103,799	6.52%	103,386	6.52%	422	102,964
2008 (4) (5)	261,311	6.98%	260,887	6.98%	429	260,458
2009	109,668	6.74%	108,296	6.74%	9,795	98,501
2010	114,292	6.85%	126,015	6.85%	550	125,465
2011	326,349	6.97%	317,636	6.97%	0	317,636
2012	299,931	5.89%	299,247	5.88%	0	299,247
2013	277,618	6.15%	240,015	5.81%	0	240,015
2014	330,715	5.30%	358,655	5.45%	2,115	356,540
2015	112,535	5.92%	115,897	5.94%	0	115,897
Thereafter	95,563	7.72%	98,686	7.73%	0	98,686
Subtotal	2,069,376		2,067,660		24,210	2,043,450

Revolvers (6)	266,920	5.00%	266,920	5.00%	266,920
Other (7)	15,053		15,053			15,053
Swap Maturities:
2006					5,000	(5,000)
2007					25,000	(25,000)
2014					50,000	(50,000)
Total	$2,351,349	6.36%	$2,349,633	6.36%	$371,130	$1,978,503

(1) Includes $3.1 million of amortizing industrial revenue bonds with a final maturity date of 2015 that are currently callable by the lender.
(2) Includes $7 million of MTN's maturing 2026 with a 10 year put option.
(3) Includes $25 million of MTN's maturing 2027 with 10 and 20 year put options.
(4) Includes $25 million of MTN's maturing 2028 with 10, 12 and 20 year put options.
(5) Includes prepayment of $121.8 million mortgage. $118.9 million of MTN's have been forward locked at 5.2%.
(6) Includes the effect of the commitment fee.
(7) Other includes capital leases and market value of swaps.
(8) Interest rates exclude the effects of FAS 141 and loan costs related to financing.

Weingarten Realty Investors
Tenant Diversification by Percent of Rental Revenues at Prorata Share
(in thousands, except percentages and # of units and leases)

				% of Prorata
				Rental	Square
Rank	Tenant Name	DBA’s	# of Units	Revenue	Feet

1	The Kroger Co.	Kroger, Dillons, Smith’s Food, Ralphs, Fry’s Foods, King Soopers	32	2.90%	1,787

2	T.J.X. Companies, Inc.	T.J. Maxx, Marshall’s	25	1.59%	736

3	Safeway, Inc.	Safeway, Randall’s, Von’s, Tom Thumb	18	1.56%	943

4	Ross Stores, Inc.	Ross Dress For Less	26	1.48%	699

5	Publix Super Markets, Inc.		13	1.23%	666

6	Blockbuster Video		54	1.10%	301

7	Office Depot, Inc.		22	1.09%	528

8	Albertsons, Inc.	Albertsons, Sav-On	17	1.06%	677

9	Home Depot, Inc.		5	1.01%	562

10	Barnes & Noble Inc.	Barnes & Noble, Bookstop Booksellers	12	0.95%	283

11	Gap, Inc.	Gap, Old Navy, Banana Republic	19	0.93%	327

12	Staples, Inc.		12	0.66%	319

13	Petco Animal Supplies, Inc.		17	0.66%	236

14	Linens ‘ n Things, Inc.		8	0.63%	238

15	H E Butt Grocery		5	0.61%	302

16	Dollar Tree Stores, Inc.	Dollar Tree, Greenbacks	32	0.60%	316

17	Office Max, Inc.		10	0.59%	237

18	Petsmart, Inc.		11	0.59%	219

19	Harris Teeter		6	0.58%	248

20	Movie Gallery, Inc.	Movie Gallery, Hollywood Video	22	0.58%	144

21	Grocers Supply Co. Inc.	Fiesta	9	0.58%	352

22	Academy Sports & Outdoors		5	0.57%	562

23	Stage Stores	Beall’s, Palais Royal, Stages	21	0.55%	477

24	Raley’s	Raley’s, Bel Air Markets	5	0.54%	277

25	Toys ‘R’ Us	Toys ‘R’ Us, Babies ‘R’ Us	8	0.53%	304

	Total		414	23.17%	11,740

Weingarten Realty Investors
Leasing Information
(in thousands, except percentages and # of units and leases, prorata share)

Lease Expirations
	Shopping Center		Industrial		Total
	Percentage of		Percentage of		Percentage of
		Prorata		Prorata		Prorata
Year Expiring	Sq. Ft.	Revenue	Sq. Ft.	Revenue	Sq. Ft.	Revenue
2006	7.47%	7.99%	17.98%	17.86%	10.05%	9.15%
2007	12.18%	13.05%	25.40%	24.44%	15.43%	14.39%
2008	12.17%	12.41%	19.87%	21.50%	14.07%	13.49%
2009	11.76%	12.14%	8.81%	10.16%	11.03%	11.91%
2010	11.59%	12.79%	10.94%	11.14%	11.43%	12.60%
2011-2015	29.16%	28.26%	15.41%	14.07%	25.78%	26.59%
2016-2025	14.71%	12.49%	1.59%	0.83%	11.48%	11.11%

Leasing Production - New Leases and Renewals

		Number			Increase in
		of	Square	Increase in	Base Rent
		Leases	Feet	Base Rent	After Capital

Three Months Ended
March 31, 2006
Retail		243	940	10.9%	9.8%
Industrial		50	908	4.1%	2.9%
Total		293	1,848	9.5%	8.3%

Three Months Ended
March 31, 2005
Retail		221	935	10.7%	8.1%
Industrial		75	833	0.7%	-0.9%
Total		296	1,768	7.7%	5.4%

Average Minimum Rent per Square Foot

	Quarter Ended
	March 31, 2006	December 31, 2005	September 30, 2005	June 30, 2005	March 31, 2005

Retail	$11.50	$11.38	$11.35	$11.27	$11.17
Industrial	$4.82	$4.89	$4.93	$4.87	$4.88

Occupancy
	March 31,	December 31,	September 30,	June 30,	March 31,
	2006	2005	2005	2005	2005

Shopping Center Portfolio	94.9%	94.6%	94.9%	94.8%	95.1%
Industrial Portfolio	92.9%	93.1%	93.8%	91.9%	89.5%
Total Portfolio	94.4%	94.2%	94.7%	94.2%	93.9%

Note: A space is considered occupied upon execution of a lease agreement.

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Property Investment Summary
		New	Major	All
	Acquisitions	Development	Repairs	Other	Total

Three Months Ended 03/31/06	$38,345	$25,884	$1,316	$7,326	$72,871
Year Ended 12/31/2005	358,990	33,171	12,858	36,791	441,810
Year Ended 12/31/2004	511,245	37,836	12,265	41,983	603,329
Year Ended 12/31/2003	413,796	64,011	11,754	39,062	528,623
Year Ended 12/31/2002	247,678	70,325	7,800	27,184	352,987

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Acquisition Summary
		Sq. Ft.	Date	Total
Center	City/State	of Bldg. Area	Acquired	Investment

Wholly-Owned

Industrial
420 E. Danieldale Road	DeSoto, Texas	418	2/14/2006

Joint Venture Acquisitions

Shopping Centers
Fresh Market Shoppes	Hilton Head, South Carolina	22	3/7/2006
Shoppes at Paradise Isle	Destin, Florida	43	3/31/2006

		483		$38,345

Weingarten Realty Investors
Property Information
(in thousands at prorata share)

Disposition Summary

		Sq. Ft.	Date	Sales
Center	City/State	of Bldg. Area	Sold	Proceeds

Sale of Operating Properties

Shopping Centers
Desert Square	Tuscon, Arizona	100	01/06/06
West State Plaza	Kansas City, Kansas	94	02/13/06
Crosby Shopping Center *	Crosby, Texas	34	03/01/06
Caprock Shopping Center	Lubbock, Texas	262	03/30/06

Industrial
Thomas St. Warehouse	Memphis, Tennessee	33	03/23/06

		523		$37,765

Land and Merchant Development Sales

Laveen Village Marketplace	Phoenix, Arizona		03/17/06
Northwest Crossing Centre *	Houston, Texas		03/31/06

				$3,612

* Unconsolidated Joint Venture

Weingarten Realty Investors
Property Information
(in thousands at prorata share, except percentage)

Properties Currently Under Development
				Total Square Feet
				of Building Area
			Percent		WRI’s	Spent 1st Quarter	Spent Inception	Total Estimated Investment
Center Name	Location	Anchor	Ownership	Total	Share	2006	To Date	WRI Costs	Gross Costs

Rock Prairie Marketplace	College Station, Texas	Wal-Mart	100%	562	207	$6,192	$6,329	$27,565	$27,565
Sharyland Towne Crossing *	Mission, Texas	Target/HEB	50%	490	179	1,224	8,165	23,720	46,650
River Pointe Apartments II	Conroe, Texas	N/A	100%	217	217	80	181	14,756	14,756
Phillips Landing	Orlando, Florida	Wal-Mart	100%	286	66	97	3,244	14,029	14,029
Waterford Village	Leland, North Carolina	Harris Teeter	75%	100	75	135	5,094	11,829	15,772
Glenwood Meadows *	Glenwood Springs, Colorado	Target	41%	403	114	704	10,288	11,260	27,463
Starr Plaza *	Rio Grande City, Texas	H-E-B	50%	180	90	495	6,418	10,275	20,318
North Sharyland Crossing *	Mission, Texas	Lowe’s	50%	306	72	4	3,572	9,591	19,181
Town Center at Timber Springs	Orlando, Florida	Wal-Mart	100%	75	35	1,966	5,025	6,904	6,934
Village at Liberty Lake *	Liberty Lake, Washington	Home Depot	50%	159	13	251	857	2,452	4,904
Shoppes at Caveness Farms	Wake Forest, North Carolina		100%	308	308	7,535	7,535	47,033	47,033
Laveen Village Phase II	Phoenix, Arizona	Home Depot	100%	198	59	4,458	4,878	11,865	11,865
Market at Nolana *	Mission, Texas	Wal-Mart	50%	265	31	2,743	2,743	5,222	10,443

Total 13 Properties Under Development				3,549	1,466	$25,884	$64,329	$196,501	$266,913

* Property resides in an Unconsolidated Joint Venture

Weingarten Realty Investors
Total Operating Income at Prorata Share by Geographic Region (1)
(in thousands, except percentages)

	Three Months Ended March 31,				Twelve Months Ended December 31,
	2006	%	2005	%	2005	%	2004	%	2003	%	2002	%

Western Region
California	$9,343	13.8%	$8,613	13.9%	$36,743	14.3%	$32,198	14.2%	$26,191	13.7%	$22,139	13.1%
Nevada	4,827	7.1%	3,693	6.0%	17,025	6.6%	13,208	5.8%	11,862	6.2%	12,218	7.2%
Arizona	2,505	3.7%	2,540	4.1%	9,926	3.9%	8,648	3.8%	8,038	4.2%	7,220	4.3%
New Mexico	1,897	2.8%	1,565	2.5%	6,235	2.4%	5,012	2.2%	4,144	2.2%	3,995	2.4%
Colorado	1,766	2.6%	1,697	2.7%	6,880	2.7%	7,044	3.1%	4,351	2.3%	2,165	1.3%
Utah	557	0.8%	477	0.8%	2,014	0.8%	1,763	0.8%	(2)	0.0%	(3)	0.0%
Total Western Region	20,895	30.8%	18,585	30.0%	78,823	30.7%	67,873	29.9%	54,584	28.6%	47,734	28.3%

Central Region
Texas	$23,636	34.9%	$23,138	37.3%	$90,887	35.4%	$80,798	35.6%	$80,065	41.8%	$75,112	44.4%
Louisiana	1,685	2.5%	2,054	3.3%	8,732	3.4%	12,024	5.3%	6,640	3.5%	5,203	3.1%
Kansas	991	1.5%	1,224	2.0%	4,282	1.7%	4,757	2.1%	5,420	2.8%	5,263	3.1%
Arkansas	667	1.0%	483	0.8%	3,970	1.5%	2,242	1.0%	1,438	0.8%	2,190	1.3%
Illinois	596	0.9%	513	0.8%	2,256	0.9%	2,365	1.0%	1,501	0.8%	575	0.3%
Oklahoma	557	0.8%	371	0.6%	1,711	0.7%	1,859	0.8%	1,852	0.9%	1,830	1.0%
Missouri	485	0.7%	496	0.8%	1,984	0.8%	1,948	0.9%	1,968	1.0%	2,072	1.2%
Mississippi	(24)	0.0%	-	0.0%	(1)	0.0%	-	0.0%	(15)	0.0%	(82)	0.0%
Total Central Region	28,593	42.3%	28,279	45.6%	113,821	44.4%	105,993	46.7%	98,869	51.6%	92,163	54.4%

Eastern Region
Florida	$9,755	14.4%	$8,464	13.7%	$34,027	13.3%	$30,223	13.3%	$23,810	12.4%	$18,052	10.7%
North Carolina	4,339	6.4%	2,855	4.6%	14,075	5.5%	11,038	4.9%	8,398	4.4%	6,256	3.7%
Georgia	1,969	2.9%	1,932	3.1%	8,060	3.1%	5,868	2.6%	2,097	1.0%	444	0.2%
Tennessee	1,239	1.8%	1,014	1.6%	4,100	1.6%	3,842	1.7%	3,562	1.9%	4,365	2.6%
Kentucky	931	1.4%	768	1.3%	3,440	1.3%	1,507	0.8%	-	0.0%	-	0.0%
Maine	52	0.0%	65	0.1%	358	0.1%	318	0.1%	410	0.1%	165	0.1%
South Carolina	14	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%	-	0.0%
Total Eastern Region	18,299	26.9%	15,098	24.4%	64,060	24.9%	52,796	23.4%	38,277	19.8%	29,282	17.3%

Total Operating Income	$67,787	100.0%	$61,962	100.0%	$256,704	100.0%	$226,662	100.0%	$191,730	100.0%	$169,179	100.0%

(1) The Operating Income at Prorata Share includes the real estate operations of joint ventures at WRI's ownership percentages ranging from 20% to 75% except for the operations of down-reit partnerships, which are included at 100% with the applicable minority interest. Prorata financial information is not, and is not intended to be, a presentation in accordance with generally accepted accounting principles.

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, Total		6,479,000		845,000	7,324,000
Alabama-Shepherd, S. Shepherd at W. Alabama	Bookstop, PetsMart	56,000		0	56,000
Bayshore Plaza, Spencer Hwy. at Burke Rd.	Fitness Connections (O.B.O.)	36,000		86,000	122,000
Bellaire Boulevard, Bellaire at S. Rice	Randall’s +	35,000		0	35,000
Braeswood Square, N. Braeswood at Chimney Rock	Belden’s +, Walgreen’s	103,000		0	103,000
Centre at Post Oak, Westheimer at Post Oak Blvd.	Marshall’s, Barnes & Noble, Old Navy, Grand Lux Café, Comp USA	184,000		0	184,000
Champions Village, F.M. 1960 at Champions Forest Dr.	Randall’s +, SteinMart, Palais Royal, Cost Plus, Barnes & Noble	408,000		0	408,000
Copperfield Village, Hwy. 6 at F.M. 529	Randall’s +, Ross Dress for Less	163,000		0	163,000
Crestview, Bissonnet at Wilcrest	Creative Connection	9,000		0	9,000
Cullen Place, Cullen at Reed	C&R Beauty Supply	7,000		0	7,000
Cullen Plaza, Cullen at Wilmington	Fiesta +, Family Dollar, Beauty Empire	85,000		0	85,000
Cypress Pointe, F.M. 1960 at Cypress Station	Kroger +, Office Max, Comp USA, Babies “R” Us	191,000		97,000	288,000
Eastpark, Mesa Rd. at Tidwell	CVS/pharmacy	113,000		0	113,000
Edgebrook, Edgebrook at Gulf Fwy.	Fiesta +, Bank One, Family Dollar	78,000		0	78,000
Fiesta Village, Quitman at Fulton	Fiesta +	30,000		0	30,000
Fondren Southwest Village, Fondren at W. Bellfort	Fiesta +, Palais Royal, Anna’s Linens, Dollar Tree, Citi Trends	269,000		0	269,000
Fondren/West Airport, Fondren at W. Airport		62,000		0	62,000
Glenbrook Square, Telephone Road	Kroger +, Blockbuster	76,000		0	76,000
Griggs Road, Griggs at Cullen	Family Dollar, Modern City, Citi Trends	80,000		0	80,000
Harrisburg Plaza, Harrisburg at Wayside	Fallas Paredes	93,000		0	93,000
Heights Plaza, 20th St. at Yale	Kroger +, Walgreen’s	72,000		0	72,000
Humblewood Shopping Plaza, Eastex Fwy. at F.M. 1960	Kroger +,Conn’s, Walgreen’s	180,000		99,000	279,000
I-45/Telephone Rd. Center, I-45 at Maxwell Street	Seller Bros. +, Dollar Tree, Best Price, FAMSA	164,000		0	164,000
Jacinto City, Market at Baca	Seller Bros. +, CVS/pharmacy	25,000	*	25,000	50,000
Landmark, Gessner at Harwin	Family Dollar	56,000		0	56,000
Lawndale, Lawndale at 75th St.	Fiesta +, Family Dollar	53,000		0	53,000
Little York Plaza, Little York at E. Hardy	Seller Bros. +, Dollar General, American Way Thrift Stores	118,000		0	118,000
Lyons Avenue, Lyons at Shotwell	Fiesta +, Fallas Paredes	68,000		0	68,000
Market at Westchase, Westheimer at Wilcrest	Whole Foods Market +	87,000		0	87,000
Miracle Corners, S. Shaver at Southmore	Fallas Paredes, Family Thrift, Dollar General	86,000		0	86,000
Northbrook, Northwest Fwy. at W. 34th	Randall’s +, Office Depot, Citi Trends, Anna’s Linens, Dollar Tree	175,000		0	175,000
North Main Square, Pecore at N. Main	O’Reilly Autoparts	19,000		0	19,000
North Oaks, F.M. 1960 at Veterans Memorial	T.J. Maxx, Old Navy, Ross Dress for Less, Big Lots, DSW, Half Price Books	425,000		0	425,000
North Triangle, I-45 at F.M. 1960	Steak & Ale, CiCi’s Pizza, James Coney Island	16,000		0	16,000
Northway, Northwest Fwy. at 34th	Conn’s, Academy, Office Max	209,000		0	209,000
Northwest Crossing, N.W. Fwy. at Hollister (75%)	Target (O.B.O.), Marshall’s, Babies “R” Us, Best Buy	134,000	*	166,000	300,000
Oak Forest, W. 43rd at Oak Forest	Kroger +, Palais Royal, Dollar Tree	164,000		0	164,000
Orchard Green, Gulfton at Renwick	Seller Bros. +, Family Dollar	74,000		0	74,000
Randall’s/Cypress Station, F.M. 1960 at I-45	David’s Bridal	141,000		0	141,000
Randall’s/Kings Crossing, Kingwood Dr. at Lake Houston Pkwy.	Randall’s +, CVS/pharmacy	128,000		0	128,000
Randall’s/Norchester, Grant at Jones	Randall’s +	108,000		0	108,000
Richmond Square, Richmond Ave. at W. Loop 610	Best Buy (O.B.O.), Cost Plus	33,000		58,000	91,000
River Oaks, East, W. Gray at Woodhead	Kroger +	71,000		0	71,000
River Oaks, West, W. Gray at S. Shepherd	Talbot’s, JoS. A. Bank, Ann Taylor, Gap	235,000		0	235,000
Sheldon Forest, North, I-10 at Sheldon	Family Dollar	22,000		0	22,000
Sheldon Forest, South, I-10 at Sheldon	Gerland’s +, Burke’s Outlet	38,000	*	38,000	76,000
Shops at Three Corners, S. Main at Old Spanish Trail (70%)	Fiesta +, Office Depot, Big Lots, PetsMart, Ross Dress for Less, Anna’s Linens	176,000	*	76,000	252,000
Southgate, W. Fuqua at Hiram Clark	Food-A-Rama +, Palais Royal, CVS/pharmacy, Family Dollar	125,000		0	125,000
Spring Plaza, Hammerly at Campbell	Seller Bros. +, Family Dollar	56,000		0	56,000
Steeplechase, Jones Rd. at F.M. 1960	Target (O.B.O.), Palais Royal, 99 Cents Only	193,000		100,000	293,000
Stella Link, Stella Link at S. Braeswood	Seller Bros.+, Spec’s Liquor Warehouse, Burke’s Outlet	68,000		0	68,000
Studemont, Studewood at E. 14th St	Fiesta +	28,000		0	28,000
Ten Blalock Square, I-10 at Blalock	Fiesta +	97,000		0	97,000
10/Federal, I-10 at Federal	Citi Trends, Palais Royal, Seller Bros. +	132,000		0	132,000
The Village Arcade, University at Kirby	Gap, Talbot’s, Baby Gap, Old Navy	191,000		0	191,000
Westbury Triangle, Chimney Rock at W. Bellfort	99 Cents Only, CVS/pharmacy	67,000		0	67,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Houston and Harris County, (Cont’d)

Westchase, Westheimer at Wilcrest	Ross Dress for Less, Randall’s +, Golfsmith, Palais Royal, Target (O.B.O.), Old Navy	236,000		100,000	336,000
Westhill Village, Westheimer at Hillcroft	Ross Dress for Less, Office Depot, 99 Cents Only, Anna’s Linens	131,000		0	131,000

Texas (Excluding Houston & Harris Co.), Total		7,640,000		2,422,000	10,062,000
Bell Plaza, 45th Ave. at Bell St., Amarillo	United Supermarket +, Dollar Tree	129,000		0	129,000
Coronado, S.W. 34th St. at Wimberly Dr., Amarillo	Blockbuster	49,000		0	49,000
Grand Plaza, Interstate Hwy 40 at Grand Ave., Amarillo	United Supermarket +, Big Lots, Beall’s	157,000		0	157,000
Puckett Plaza, Bell Road, Amarillo	Huneke Furniture, CVS/Pharmacy	133,000		0	133,000
Spanish Crossroads, Bell St. at Atkinsen St., Amarillo	Big Lots, Dollar General	74,000		0	74,000
Wolflin Village, Wolflin Ave. at Georgia St., Amarillo	Hastings, Talbot’s, Office Depot	193,000		0	193,000
Brodie Oaks, South Lamar Blvd. at Loop 360, Austin	Mervyn’s (O.B.O.), Toys “R” Us (O.B.O.), Sun Harvest Foods +, Neiman Marcus Last Call	245,000		109,000	354,000
Southridge Plaza, William Cannon Dr. at S. 1st St., Austin	H. E. B. +, Dollar Tree	143,000		0	143,000
Calder, Calder at 24th St., Beaumont	Hair Cartel	34,000		0	34,000
North Park Plaza, Eastex Fwy. at Dowlen, Beaumont	Target (O.B.O.), Anna’s Linens, Spec’s Liquor Warehouse, David’s Bridal, Toys “R” Us (O.B.O.)	70,000	*	168,000	238,000
Phelan West, Phelan at 23rd St., Beaumont (67%)	Kroger + (O.B.O.)	16,000	*	67,000	83,000
Phelan, Phelan at 23rd St, Beaumont	None	12,000		0	12,000
Southgate, Calder Ave. at 6th St., Beaumont	Dollar General	34,000		0	34,000
Westmont, Dowlen at Phelan, Beaumont	CVS/pharmacy, Talbot’s, Ashley Furniture	98,000		0	98,000
Lone Star Pavilions, Texas at Lincoln Ave., College Station	Best Buy, Office Depot, Barnes & Noble	107,000		0	107,000
Rock Prairie Marketplace, Rock Prairie Rd. at Hwy. 6, College Station	Vacant	0	#	0	0
Montgomery Plaza, Loop 336 West at I-45, Conroe	Academy, Conn’s, Goody’s, 99 Cents Only, Spec’s Liquor Warehouse, Petco	317,000		0	317,000
River Pointe, I-45 at Loop 336, Conroe	Kroger + (O.B.O)	46,000		145,000	191,000
Moore Plaza, S. Padre Island Dr. at Staples, Corpus Christi	Office Depot, Marshall’s, H. E. B. + (O.B.O),Target (O.B.O.), Circuit City, Old Navy, Linen’s N Things	373,000		162,000	535,000
Portairs, Ayers St. at Horne Rd., Corpus Christi	CVS /pharmacy, Family Dollar, Beall’s	118,000		0	118,000
Shoppes at Deer Creek, FM 731 at FM 1137, Crowley	Albertsons + (O.B.O.)	22,000		52,000	74,000
Dickinson, I-45 at F.M. 517, Dickinson (72%)	Kroger +	63,000	*	24,000	87,000
Golden Beach Market Place, Golden Triangle Blvd. at N. Beach St., Ft. Worth	Albertsons + (O.B.O.)	31,000		52,000	83,000
Overton Park Plaza, SW Loop 820/Interstate 20 at South Hulen St., Ft. Worth	Sports Authority, Circuit City, PetsMart, Office Depot, T.J. Maxx, Albertsons +, Home Depot (O.B.O.), Anna’s Linens, Ashley Furniture	353,000		110,000	463,000
Southcliff, I-20 at Grandbury Rd., Ft. Worth	Jo-Ann’s Fabrics	116,000		0	116,000
Broadway, Broadway at 59th St., Galveston	Big Lots, Family Dollar	76,000		0	76,000
Galveston Place, Central City Blvd. at 61st St., Galveston	Randall’s +, Office Depot, Hastings, Palais Royal	210,000		0	210,000
Food King Place, 25th St. at Avenue P, Galveston	Arlan’s +	28,000		0	28,000
Killeen Marketplace, 3200 E. Central Texas Expressway, Killeen	Best Buy, Ross Dress for Less, Staples, Home Depot (O.B.O.)	115,000		136,000	251,000
Cedar Bayou, Bayou Rd., La Marque	Dollar General	15,000		31,000	46,000
North Creek Plaza, Del Mar Blvd. at Hwy. I-35, Laredo	Old Navy, Bed Bath & Beyond, Best Buy, Target (O.B.O.), H.E.B. + (O.B.O.), Marshall’s	245,000		206,000	451,000
Plantation Centre, Del Mar Blvd. at McPherson Rd., Laredo	H.E.B. +, Blockbuster	135,000		0	135,000
League City Plaza, I-45 at F.M. 518, League City	Kroger +, Spec’s Liquor Warehouse	126,000		0	126,000
Central Plaza, Loop 289 at Slide Rd., Lubbock	Bed Bath & Beyond, Old Navy, Staples	152,000		0	152,000
Northtown Plaza, 1st St. at University Plaza, Lubbock	United Supermarket +, Family Dollar	74,000		0	74,000
Town & Country, 4th St. at University, Lubbock	Hasting’s Records & Books	50,000		0	50,000
Angelina Village, Hwy. 59 at Loop 287, Lufkin	Randall’s +, Kmart, Clark’s, Ashley Furniture	257,000		0	257,000
Independence Plaza, Town East Blvd., Mesquite	Sack & Save +, Babies “R” Us	179,000		0	179,000
H.E.B. Center, S. 10th St. at Houston St., McAllen	H.E.B. +	52,000	*	52,000	104,000
Las Tiendas Plaza, Expressway 83 at McColl Rd., McAllen	Target (O.B.O.), Mervyn’s (O.B.O.), Academy, Conn’s, Ross Dress for Less, Marshall’s, Office Depot	144,000	*	386,000	530,000
Market at Nolana, Nolana Ave. at 29th St, McAllen		0	# *	0	0
Northcross, N. 10th St. at Nolana Loop, McAllen	Barnes & Noble, Blockbuster	38,000	*	38,000	76,000
Old Navy Building, 1815 10th Street, McAllen	Old Navy	8,000	*	7,000	15,000
Sharyland Towne Crossing, Shary Rd. at Hwy. 83, Mission	Vacant	0	# *	0	0
North Sharyland Crossing, Shary Rd. at North Hwy. 83, Mission	Vacant	0	# *	0	0
Custer Park, SWC Custer Road at Parker Road, Plano	Kroger + (O.B.O), Dollar General	116,000		65,000	181,000
Pitman Corners, Custer Road at West 15th, Plano	Albertsons +, Tuesday Morning	190,000		0	190,000
Gillham Circle, Gillham Circle at Thomas, Port Arthur	Family Dollar	33,000		0	33,000
Starr Plaza, U.S. Hwy. 83 at Bridge St., Rio Grande City (45%)	H.E.B.+, Beall’s	32,000	*	32,000	64,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Texas (Excluding Houston & Harris Co.), (Cont’d)

Rockwall, I-30 at Market Center Street, Rockwall	Office Max, Petco, Pier 1, Ross Dress for Less, Old Navy, Linens ‘N Things, Michael’s	209,000		0	209,000
Plaza, Ave. H at Eighth Street, Rosenberg	Burke’s Outlet, 99 Cents Only	41,000	*	41,000	82,000
Rose-Rich, U.S. Hwy. 90A at Lane Dr., Rosenberg	Family Dollar, Palais Royal	104,000		0	104,000
Round Rock Towne Ctr., Gattis School Rd. at A. W. Grimes Blvd., Round Rock	Randall’s + (O.B.O.)	45,000		59,000	104,000
Lake Pointe Market Center, Dalrock Rd. at Lakeview Pkwy., Rowlett	Tom Thumb + (O.B.O.), Walgreen’s (O.B.O.)	40,000		81,000	121,000
Boswell Towne Center, Highway 287 at Bailey Boswell Rd., Saginaw	Albertsons + (O.B.O)	26,000		62,000	88,000
Fiesta Trails, I-10 at DeZavala Rd., San Antonio	H. E. B. + (O.B.O), Target (O.B.O.), Barnes & Noble, Cost Plus, Regal Cinema, Marshall’s, Office Max, SteinMart, Petco, Anna’s Linens	312,000		176,000	488,000
Oak Park Village, Nacogdoches at New Braunfels, San Antonio	H. E. B. +	65,000		0	65,000
Parliament Square, W. Ave. at Blanco, San Antonio	Spectrum	120,000		0	120,000
Thousand Oaks, Thousand Oaks Dr. at Jones Maltsberger Rd., San Antonio	H. E. B. +, Beall’s, Tuesday Morning	163,000		0	163,000
Valley View, West Ave. at Blanco Rd., San Antonio	Marshall’s, Blockbuster, Dollar Tree	90,000		0	90,000
First Colony Commons, Hwy. 59 at Williams Trace Blvd., Sugar Land	Babies “R” Us, Conn’s, Michael’s, Office Depot, Home Depot	410,000		0	410,000
Market at Town Center, Town Center Blvd., Sugar Land	Old Navy, Barnes & Noble, Marshall’s, Linens ‘N Things, DSW Shoe Warehouse, Ross Dress for Less, Lane Furniture	345,000		0	345,000
New Boston Road, New Boston at Summerhill, Texarkana	Rehkopf’s Grocery +, CVS/pharmacy, Salvation Army	97,000		0	97,000
Island Market Place, 6th St. at 9th Ave., Texas City	Food King +	27,000		0	27,000
Palmer Plaza, F.M. 1764 at 34th St., Texas City	Randall’s +, Big Lots (O.B.O.), Dollar Tree	97,000		100,000	197,000
Broadway, S. Broadway at W. 9th St., Tyler	SteinMart	60,000		0	60,000
Crossroads, I-10 at N. Main, Vidor	Market Basket +, Beall’s, Baskin’s, Burke’s Outlet	116,000		0	116,000
Watauga Towne Center, Hwy. 377 at Bursey Rd., Watauga	Albertsons + (O.B.O.)	65,000		61,000	126,000

Florida, Total		3,964,000		817,000	4,781,000
Boca Lyons, Glades Rd. at Lyons Rd., Boca Raton	Ross Dress for Less, Ethan Allen	117,000		0	117,000
Sunset 19, US Hwy. 19 at Sunset Pointe Rd., Clearwater	Publix +, Bed Bath & Beyond, Staples, Comp USA, Barnes & Noble, Sports Authority, Old Navy	273,000		0	273,000
Embassy Lakes, Sheraton St. at Hiatus Rd., Cooper City	Winn Dixie +, Walgreen’s, Tuesday Morning	132,000		48,000	180,000
Shoppes at Paradise Isle, 34940 Emerald Coast Pkwy, Destin (25%)	Best Buy, Linens N' Things, Michaels, Office Depot, PetsMart	43,000	*	129,000	172,000
Hollywood Hills Plaza, Hollywood Blvd. at North Park Rd., Hollywood	Publix +, Target, CVS/pharmacy	365,000		0	365,000
Argyle Village, Blanding at Argyle Forest Blvd., Jacksonville	Bed Bath & Beyond, Publix +, T.J. Maxx, Babies “R” Us, Jo-Ann’s Fabrics	305,000		0	305,000
T.J. Maxx Plaza, 117th Avenue at Sunset Blvd., Kendall	T.J. Maxx, Winn Dixie +	162,000		0	162,000
Largo Mall, Ulmerton Rd. at Seminole Ave., Largo	Beall’s Department Stores, Marshall’s, PetsMart, Bed Bath & Beyond, Staples, Michael’s, Target (O.B.O.), Albertsons + (O.B.O.)	378,000		198,000	576,000
Lake Washington Crossing, Wickham Rd. at Lake Washington Rd., Melbourne (25%)	Publix +, Beall’s Outlet Stores	30,000	*	89,000	119,000
Lake Washington Square, Wickham Rd. at Lake Washington Rd., Melbourne	Albertsons +	112,000		0	112,000
Tamiami Trail Shops, S.W. 8th St. at S.W. 137th Ave., Miami	Publix +, CVS/pharmacy	111,000		0	111,000
Northridge, E. Commercial Blvd. at Dixie Hwy., Oakland Park	Publix +, Petco, Ross Dress for Less, Anna's Linen	234,000		0	234,000
Colonial Plaza, E. Colonial Dr. at Primrose Dr., Orlando	Staples, Circuit City, Ross Dress for Less, Linens ‘N Things, Babies “R” Us, Marshall’s, Old Navy, SteinMart, Barnes & Noble, Petco	488,000		0	488,000
Market at Southside, Michigan Ave. at Delaney Ave., Orlando	Ross Dress for Less, Beall’s Outlet Stores, Dollar Tree, Albertsons + (O.B.O.)	97,000		65,000	162,000
Phillips Landing, Turkey Lake Rd., Orlando	Wal-Mart (O.B.O)	0	#	0	0
Town Center at Timber Springs, Timber Springs Blvd. at Avalon Blvd., Orlando	Wal-Mart Neighborhood Market + (O.B.O.)	0	#	0	0
Westland Terrace Plaza, SR 50 at Apopka Vineland Rd., Orlando	T.J. Maxx, Petco, Shoe Carnival, Super Target + (O.B.O.)	68,000		183,000	251,000
University Palms, Alafaya Trail at McCullough Rd., Oviedo	Publix +, Blockbuster	99,000		0	99,000
Flamingo Pines, Pines Blvd. at Flamingo Rd., Pembroke Pines	Publix +, U.S. Post Office, Keiser College	257,000		105,000	362,000
Pembroke Commons, University at Pines Blvd., Pembroke Pines	Publix +, Marshall’s, Office Depot, LA Fitness	316,000		0	316,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Florida, (Cont’d.)
Publix at Laguna Isles, Sheridan St. at SW 196th Ave., Pembroke Pines	Publix +	69,000		0	69,000
Vizcaya Square, Nob Hill Rd. at Cleary Blvd., Plantation	Winn Dixie +	108,000		0	108,000
Venice Pines Plaza, Center Rd. at Jacaranda Blvd., Venice	Kash N Karry +	97,000		0	97,000
Winter Park Corners, Aloma Ave. at Lakemont Ave., Winter Park	Whole Foods Market +, Outback Steakhouse	103,000		0	103,000

California, Total		3,307,000		452,000	3,759,000
Centerwood Plaza, Lakewood Blvd. at Alondra Dr., Bellflower	Bestway Supermarket +	71,000		0	71,000
Southampton Center, IH-780 at Southampton Rd., Benecia	Raley’s +	162,000		0	162,000
580 Marketplace, E. Castro Valley at Hwy. I-580, Castro Valley	P. W. Supermarkets +	100,000		0	100,000
Chino Hills Marketplace, Chino Hills Pkwy. at Pipeline Ave., Chino Hills	Rite Aid, Von’s +, 24 Hour Fitness, Dollar Tree	320,000		0	320,000
Buena Vista Marketplace, Huntington Dr. at Buena Vista St., Duarte	Ralphs +	91,000		0	91,000
El Camino Promenade, El Camino Real at Via Molena, Encinitas	T.J. Maxx, AMC Theater, Beverages & More	111,000		0	111,000
Fremont Gateway Plaza, Paseo Padre Pkwy. at Walnut Ave., Fremont	Raley’s +, NAZ Cinema, 24 Hour Fitness	195,000		0	195,000
Hallmark Town Center, W. Cleveland Ave. at Stephanie Ln., Madera	Food 4 Less + , Bally’s	85,000		0	85,000
Menifee Town Center, Antelope Rd. at Newport Rd., Menifee	Ralphs +, Target (O.B.O.), Ross Dress for Less	124,000		124,000	248,000
Marshall’s Plaza, McHenry at Sylvan Ave., Modesto	Marshall’s, Dress Barn	79,000		0	79,000
Prospectors Plaza, Missouri Flat Rd. at US Hwy. 50, Placerville	Albertsons +, Kmart, Long’s Drug Store	228,000		0	228,000
Shasta Crossroads, Churn Creek Rd. at Dana Dr., Redding	Food Maxx +, Target (O.B.O.)	121,000		131,000	252,000
Ralphs Redondo, Hawthorne Blvd. at 182nd St., Redondo Beach	Ralphs +	67,000		0	67,000
Arcade Square, Watt Ave. at Whitney Ave., Sacramento	Grocery Outlet +, Hollywood Video	76,000		0	76,000
Discovery Plaza, W. El Camino Ave. at Truxel Rd., Sacramento	Bel Air Market +	93,000		0	93,000
Summerhill Plaza, Antelope Rd. at Lichen Dr., Sacramento	Raley’s +	134,000		0	134,000
Silver Creek Plaza, E. Capital Expressway at Silver Creek Blvd., San Jose	Safeway +, Walgreen’s, Orchard Supply (O.B.O.)	131,000		65,000	196,000
Greenhouse Marketplace, Lewelling Blvd. at Washington Ave., San Leandro	Safeway + (O.B.O.), Longs Drug Stores (O.B.O.), Big Lots, 99 Cents Only, Factory 2 U	151,000		87,000	238,000
Rancho San Marcos Village, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Von’s + , 24 Hour Fitness	121,000		0	121,000
San Marcos Plaza, San Marcos Blvd. at Rancho Santa Fe Rd., San Marcos	Albertsons + (O.B.O.)	36,000		45,000	81,000
Stony Point Plaza, Stony Point Rd. at Hwy. 12, Santa Rosa	Food Maxx +, Wal-Mart	199,000		0	199,000
Sunset Center, Sunset Ave. at State Hwy. 12, Suisun City	Albertsons +, Rite Aid	85,000		0	85,000
Creekside Center, Alamo Dr. at Nut Creek Rd., Vacaville	Raley’s +	116,000		0	116,000
Westminster Center, Westminster Blvd. at Golden West St., Westminster	Albertsons +, Home Depot, Edward’s Cinema, Rite Aid, Petco	411,000		0	411,000

Louisiana, Total		1,792,000		1,264,000	3,056,000
Siegen Plaza, Siegen Lane at Honore Lane, Baton Rouge	Super Target + (O.B.O.), Ross Dress for Less, Conn’s, Petco	155,000		194,000	349,000
Park Terrace, U.S. Hwy. 171 at Parish, DeRidder	Stage, JC Penney	137,000		0	137,000
Town & Country Plaza, U.S. Hwy. 190 West, Hammond	Winn Dixie +, Office Depot, CVS/pharmacy, Goody’s	227,000		0	227,000
Manhattan Place, Manhattan Blvd. at Gretna Blvd., Harvey	Target (O.B.O.), Ross Dress for Less, Stage	133,000		125,000	258,000
Ambassador Plaza, Ambassador Caffery at W. Congress, Lafayette	Albertsons + (O.B.O.), Blockbuster	29,000		73,000	102,000
River Marketplace, Ambassador Caffery at Kaliste Saloom, Lafayette (20%)	Ross Dress for Less, Stage, Cost Plus, Super Target + (O.B.O.), Books A Million	34,000	*	307,000	341,000
Westwood Village, W. Congress at Bertrand, Lafayette	Stage, Graham Central Station, Blockbuster	141,000		0	141,000
Conn’s Building, Ryan at 17th St., Lake Charles	Planet Pets	23,000		0	23,000
14/Park Plaza, Hwy. 14 at General Doolittle, Lake Charles	Kroger +, Stage, Conn’s	207,000		0	207,000
Kmart Plaza, Ryan St., Lake Charles	Albertsons +, Kmart, Stage	105,000	*	105,000	210,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Louisiana, (Cont'd)
Prien Lake Plaza, Prien Lake Rd. at Nelson Rd., Lake Charles	Target (O.B.O.), Marshall’s, Ross Dress for Less, Bed Bath & Beyond	127,000		125,000	252,000
Southgate, Ryan at Eddy, Lake Charles	Market Basket +, Office Depot, Books A Million	171,000		0	171,000
Orleans Station, Paris, Robert E. Lee at Chatham, New Orleans		5,000		0	5,000
Danville Plaza, Louisville at 19th, Monroe	County Market +, Citi Trends, Surplus Warehouse	144,000		0	144,000
University Place, 70th St. at Youree Dr., Shreveport (20%)	Super Target + (O.B.O.), Best Buy, T.J. Maxx, CVS/pharmacy, Bed Bath & Beyond	41,000	*	335,000	376,000
Westwood, Jewella at Greenwood, Shreveport	Super 1 Grocery +, Citi Trends	113,000		0	113,000

Nevada, Total		2,413,000		747,000	3,160,000
Eastern Horizon, Eastern Ave. at Horizon Ridge Pkwy., Henderson	Kmart + (O.B.O.)	67,000		144,000	211,000
Best in the West Shopping Center, Rainbow at Lake Mead Rd., Las Vegas	Best Buy, Borders, Bed Bath & Beyond, Babies ‘R’ Us, DSW Shoes, Office Depot, Old Navy, PetsMart, Jo-Ann Stores	437,000		0	437,000
Francisco Centre, E. Desert Inn Rd. at S. Eastern Ave., Las Vegas	Ross Dress for Less (O.B.O.), Sav-On Drug	116,000		32,000	148,000
Mission Center, Flamingo Rd. at Maryland Pkwy, Las Vegas	Sav-On Drug (O.B.O.), Albertsons + (O.B.O.), Toys “R” Us, T.J. Maxx	152,000		55,000	207,000
Paradise Marketplace, Flamingo Rd. at Sandhill, Las Vegas	Smith’s Food +, Dollar Tree	149,000		0	149,000
Rainbow Plaza, Rainbow Blvd. at Charleston Blvd., Las Vegas	Albertsons +, JC Penney, Ultimate Electronics, Home Depot, 24 Hour Fitness	410,000		0	410,000
Rancho Towne & Country, Rancho Dr. at Charleston Blvd., Las Vegas	Smith’s Food +	87,000		0	87,000
Tropicana Beltway S. C., Tropicana Beltway at Fort Apache Rd., Las Vegas	Lowe’s (O.B.O.), Wal-Mart Supercenter + (O.B.O.), PetsMart, Office Depot, Ross Dress for Less, 99 Cent Only, Sports Authority	122,000	*	516,000	638,000
Tropicana Marketplace, Tropicana at Jones Blvd., Las Vegas	Smith’s Food +, Family Dollar	143,000		0	143,000
Westland Fair, Charleston Blvd. At Decatur Blvd., Las Vegas	Wal-Mart Supercenter +, Lowe’s, PetsMart, Office Depot, Michaels	566,000		0	566,000
College Park, E. Lake Mead Blvd. at Civic Ctr. Dr., North Las Vegas	Albertsons +, Sav-On Drug	164,000		0	164,000

North Carolina, Total		2,380,000		608,000	2,988,000
Capital Square, Capital Blvd. at Huntleigh Dr., Cary	Food Lion +	157,000		0	157,000
Harrison Pointe Center, Harrison Ave. at Maynard Rd., Cary	Harris Teeter +, Staples	124,000		0	124,000
High House Crossing, NC Hwy 55 at Green Level W. Rd., Cary	Harris Teeter +	90,000		0	90,000
Northwoods Market, Maynard Rd. at Harrison Ave., Cary	Food Lion +	78,000		0	78,000
Parkway Pointe, Cory Parkway at S. R. 1011, Cary	Food Lion +, Eckerd’s	80,000		0	80,000
Chatham Crossing, US 15/501 at Plaza Dr., Chapel Hill (25%)	Lowes Food +, CVS/Pharmacy	24,000	*	72,000	96,000
Johnston Road Plaza, Johnston Rd. at McMullen Creek Pkwy., Charlotte	Food Lion+	80,000		0	80,000
Steele Creek Crossing, York Rd. at Steele Creek Rd., Charlotte	BI-LO +, Eckerd’s	77,000		0	77,000
Whitehall Commons, NWC of Hwy. 49 at I-485, Charlotte	Blockbuster, Wal-Mart Supercenter + (O.B.O.), Lowes (O.B.O.), BI-LO + (O.B.O.)	33,000		403,000	436,000
Bull City Market, Broad St. at West Main St., Durham	Whole Foods Market +	43,000		0	43,000
Durham Festival, Hillsborough Rd. at LaSalle St., Durham	Kroger +	134,000		0	134,000
Mineral Springs Village, Mineral Springs Rd. at Wake Forest Rd., Durham	Food Lion +, Eckerd’s	58,000		0	58,000
Ravenstone Commons, Hwy 98 at Sherron Rd., Durham	Food Lion +, Blockbuster	60,000		0	60,000
Waterford Village, US Hwy 17 & US Hwy 74/76, Leland (75%)	Harris Teeter +	0	# *	0	0
Pinecrest Plaza, Hwy. 15-501 at Morganton Rd., Pinehurst	Food Lion +, Michael’s, Goody’s, Belk’s	250,000		0	250,000
Avent Ferry, Avent Ferry Rd. at Gorman St., Raleigh	Food Lion +	117,000		0	117,000
Falls Pointe, Neuce Rd. at Durant Rd., Raleigh	Harris Teeter +, Kohl’s (O.B.O.)	103,000		86,000	189,000
Leesville Town Centre, Leesville Rd. at Leesville Church Rd., Raleigh	Harris Teeter +	114,000		0	114,000
Lynnwood Collection, Creedmoor Rd at Lynn Road, Raleigh	Kroger +	86,000		0	86,000
Six Forks Station, Six Forks Rd. at Strickland Rd., Raleigh	Kmart, Home Depot, Food Lion +, Bed Bath & Beyond	468,000		0	468,000
Stonehenge Market, Creedmoor Rd. at Bridgeport Dr., Raleigh	Harris Teeter +, SteinMart, Eckerd’s	188,000		0	188,000
Heritage Station, Forestville Rd. at Rogers Rd., Wake Forest (25%)	Harris Teeter +	16,000	*	47,000	63,000
The Shoppes at Caveneness Farms, Capitol Boulevard and Caveness Farms Avenue, Wake Forest		0	#	0	0

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Arizona, Total		1,305,000		766,000	2,071,000
Palmilla Center, Dysart Rd. at McDowell Rd., Avondale	Office Max, PetsMart, Dollar Tree, Fry’s Supermarket + (O.B.O.)	104,000		65,000	169,000
University Plaza, Plaza Way at Milton Rd., Flagstaff	PetsMart, Safeway +, Ross Dress for Less, Bed Bath & Beyond	162,000		0	162,000
Val Vista Towne Center, Warner at Val Vista Rd., Gilbert	Target (O.B.O.), Staples, Ross Dress for Less, Petco	93,000		123,000	216,000
Arrowhead Festival, 75th Ave. at W. Bell Rd., Glendale	Borders (O.B.O.), Sports Authority (O.B.O.), Toys “R” Us (O.B.O.), Bed Bath & Beyond (O.B.O.)	30,000		147,000	177,000
Fry’s Ellsworth Plaza, Broadway Rd. at Ellsworth Rd., Mesa	Fry’s Supermarket + (O.B.O.)	9,000		65,000	74,000
Monte Vista Village Center, Baseline Rd. at Ellsworth Rd., Mesa	Safeway + (O.B.O.)	46,000		58,000	104,000
Red Mountain Gateway, Power Rd. at McKellips Rd., Mesa	Target (O.B.O.), Bed Bath & Beyond, Famous Footwear	70,000		136,000	206,000
Camelback Village Square, Camelback at 7th Avenue, Phoenix	Fry’s Supermarket +, Target (O.B.O.), Office Max	135,000		100,000	235,000
Laveen Village Market, Baseline Rd. at 51st St., Phoenix	Fry’s Supermarket + (O.B.O.)	36,000		72,000	108,000
Rancho Encanto, 35th Avenue at Greenway Rd., Phoenix	Berean Christian Bookstore, Blockbuster	74,000		0	74,000
Squaw Peak Plaza, 16th Street at Glendale Ave., Phoenix	Basha’s +	61,000		0	61,000
Fountain Plaza, 77th St. at McDowell, Scottsdale	Fry’s Supermarket +, Dollar Tree	105,000		0	105,000
Basha Valley Plaza, S. McClintock at E. Southern, Tempe	Basha’s +	145,000		0	145,000
Broadway Marketplace, Broadway at Rural, Tempe	Office Max, Ace Hardware	83,000		0	83,000
Pueblo Anozira, McClintock Dr. at Guadalupe Rd., Tempe	Fry’s Food & Drug +, Petco, Dollar Tree	152,000		0	152,000

New Mexico, Total		1,182,000		397,000	1,579,000
Eastdale, Candelaria Rd. at Eubank Blvd., Albuquerque	Albertsons +, Family Dollar	118,000		0	118,000
North Towne Plaza, Academy Rd. at Wyoming Blvd., Albuquerque	Whole Foods Market +, Borders	103,000		0	103,000
Pavilions at San Mateo, I-40 at San Mateo, Albuquerque	Comp USA, Old Navy, Shoe Show, Circuit City, Linens ‘N Things	196,000		0	196,000
Plaza at Cottonwood, Coors Bypass Blvd. at Seven Bar Loop Rd., Albuquerque	Staples, PetsMart, Wal-Mart Supercenter +(O.B.O.), Home Depot (O.B.O.)	84,000		334,000	418,000
Valle del Sol, Isleta Blvd. at Rio Bravo, Albuquerque	Albertsons +, Walgreen’s	106,000		0	106,000
Wyoming Mall, Academy Rd. at Northeastern, Albuquerque	John Brooks Grocery +	326,000		0	326,000
DeVargas, N. Guadalupe at Paseo de Peralta, Santa Fe	Albertsons + (O.B.O.), Osco Drugs, Ross Dress for Less, Office Depot, Hastings, United Artists	249,000		63,000	312,000

Colorado, Total		1,212,000		1,622,000	2,834,000
Aurora City Place, E. Alameda at I225, Aurora	PetsMart, Sportsman Warehouse, Linens ‘N Things, Barnes & Noble, Comp USA, Ross Dress For Less, Super Target + (O.B.O.), Pier 1	173,000	*	355,000	528,000
Bridges at Smoky Hill, Smoky Hill Rd. at S. Picadilly St., Aurora	Rite Aid (O.B.O.)	10,000	*	49,000	59,000
Academy Place, Academy Blvd. at Union Blvd., Colorado Springs	Safeway + (O.B.O.), Ross Dress For Less (O.B.O.), Target (O.B.O.)	84,000		177,000	261,000
Carefree, Academy Blvd. at N. Carefree Circle, Colorado Springs	Safeway +	127,000		0	127,000
Uintah Gardens, NEC 19th St. at West Uintah, Colorado Springs	King Sooper’s, Walgreens	212,000		0	212,000
Green Valley Ranch Towne Center, Tower Rd. at 48th Ave., Denver (37%)	King Sooper’s + (O.B.O.)	17,000	*	87,000	104,000
Lowry Town Center, 2nd Ave. at Lowry Ave., Denver	Albertsons + (O.B.O.)	39,000	*	92,000	131,000
Gold Creek Center, Hwy. 86 at Elizabeth St., Elizabeth	Safeway + (O.B.O.)	13,000	*	67,000	80,000
City Center Englewood, S. Santa Fe at Hampden Ave., Englewood	Wal-Mart (O.B.O.), Ross Dress for Less, Gart Sports, Office Depot, Bally Total Fitness, Petco	217,000		90,000	307,000
Glenwood Meadows, Midland Ave. at W. Meadows, Glenwood Springs (41%)	Target (O.B.O.), Pier 1, Gart Sports, Bed Bath & Beyond, Petco, Lowe's	92,000	*	258,000	350,000
University Park, Highlands Ranch at University Blvd., Highlands Ranch (40%)	Whole Foods Market +	35,000	*	53,000	88,000
Crossing at Stonegate, Jordon Rd. at Lincoln Ave., Parker (38%)	King Sooper’s +	41,000	*	68,000	109,000
Thorncreek Crossing, Washington St. at 120th St., Thornton	Target (O.B.O.), Barnes & Noble, Office Max, Michael’s, Pier 1, Cost Plus, Linens ‘N Things	106,000	*	280,000	386,000
Westminster Plaza, North Federal Blvd. at 72nd Ave., Westminster	Safeway +	46,000	*	46,000	92,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Kansas, Total		690,000		46,000	736,000
Regency Park, 93rd St. at Metcalf Ave., Overland Park	Marshall’s, Borders, Michael’s	202,000		46,000	248,000
Westbrooke Village, Quivira Rd. at 75th St., Shawnee	Dillon’s +, DSW Shoe Warehouse, K & G Menstore	237,000		0	237,000
Shawnee Village, Shawnee Mission Pkwy. at Quivera Rd., Shawnee	Burlington Coat Factory	135,000		0	135,000
Kohl’s, Wanamaker Rd. at S.W. 17th St., Topeka	Barnes & Noble, Kohl’s Department Store	116,000		0	116,000

Oklahoma, Total		654,000		48,000	702,000
Bryant Square, Bryant Ave. at 2nd St., Edmond	Bed Bath & Beyond, SteinMart, Ross Dress for Less	282,000		0	282,000
Market Boulevard, E. Reno Ave. at N. Douglas Ave., Midwest City	Colortyme	36,000		0	36,000
Town & Country, Reno Ave at North Air Depot, Midwest City	Office Depot, Big Lots, Westlake Hardware	138,000		0	138,000
Windsor Hills Center, Meridian at Windsor Place, Oklahoma City	Big Lots, Crest Foods + (O.B.O.)	198,000		48,000	246,000

Arkansas, Total		636,000		0	636,000
Evelyn Hills, College Ave. at Abshier, Fayetteville	Ozark Natural Foods +	128,000		0	128,000
Geyer Springs, Geyer Springs at Baseline, Little Rock	Budget Saver +, Citi Trends	153,000		0	153,000
Markham Square, W. Markham at John Barrow, Little Rock	Burlington Coat Factory	127,000		0	127,000
Markham West, 11400 W. Markham, Little Rock	Office Depot, Michael’s, Academy, Bassett Furniture, Dollar Tree	178,000		0	178,000
Westgate, Cantrell at Bryant, Little Rock	SteinMart	50,000		0	50,000

Tennessee, Total		576,000		0	576,000
Bartlett Towne Center, Bartlett Blvd. at Stage Rd., Bartlett	Kroger +, Petco, Dollar Tree, Shoe Carnival	179,000		0	179,000
Commons at Dexter Lake, Dexter at N. Germantown, Memphis	Kroger +, SteinMart, Marshall’s	229,000		0	229,000
Highland Square, Summer at Highland, Memphis	Walgreen’s	14,000		0	14,000
Summer Center, Summer Ave. at Waring Rd., Memphis	Kroger +	154,000		0	154,000

Missouri, Total		366,000		28,000	394,000
Ballwin Plaza, Manchester Rd. at Vlasis Dr., Ballwin	Schnucks +, Michael’s, Sears	203,000		0	203,000
Western Plaza, Hwy 141 at Hwy 30, Fenton	Big Lots	28,000	*	28,000	56,000
PineTree Plaza, U.S. Hwy. 50 at Hwy. 291, Lee’s Summit	Price Chopper +, Brook Mays Music Co.	135,000		0	135,000

Georgia, Total		774,000		174,000	948,000
Brookwood Square, East-West Connector at Austell Rd., Austell	Marshall’s, Staples, Home Depot	253,000		0	253,000
Thompson Bridge Commons, Thompson Bridge Rd. at Mt. Vernon Rd., Gainesville	Kroger +	78,000		0	78,000
Grayson Commons Shopping Center, Grayson Hwy at Rosebud Rd., Grayson	Kroger +	77,000		0	77,000
Village Shoppes of Sugarloaf, Sugarloaf Pkwy at Five Forks Trickum Rd., Lawrenceville	Publix +	148,000		0	148,000
Sandy Plains Exchange, Sandy Plains at Scufflegrit, Marietta	Publix +	73,000		0	73,000
Roswell Corners, Woodstock Rd. at Hardscrabble Rd., Roswell	Staples, T.J. Maxx, Super Target + (O.B.O.)	145,000		174,000	319,000

Utah, Total		292,000		341,000	633,000
Alpine Valley Center, Main St. at State St., American Fork (33%)	Target (O.B.O.), Old Navy, Pier 1, Dollar Tree	22,000	*	178,000	200,000
Taylorsville Town Center, West 4700 South at Redwood Rd., Taylorsville	Albertsons + (O.B.O.),Rite Aid	94,000		40,000	134,000
West Jordan Town Center, West 7000 South at S. Redwood Rd., West Jordan	Albertsons + , Office Depot, Target (O.B.O.), Petco, Party City	176,000		123,000	299,000

Illinois, Total		273,000		121,000	394,000
Lincoln Place Centre, Hwy. 59, Fairview Heights	Lowe’s (O.B.O.), Kohl’s Department Store	103,000		121,000	224,000
Lincoln Place II, Route 159 at Hwy. 50, Fairview Heights	Office Depot, Marshall’s, Old Navy, Linens ‘N Things	170,000		0	170,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI		Others
Center and Location	Anchors	Owned		(O.B.O.)	Total

Maine, Total		154,000		51,000	205,000
The Promenade, Essex at Summit, Lewiston (75%)	Staples, Flagship Cinemas	154,000	*	51,000	205,000

Kentucky, Total		471,000		76,000	547,000
Millpond Center, Boston at Man O’War, Lexington	Kroger +	117,000		27,000	144,000
Tates Creek, Tates Creek at Man O’ War, Lexington	Kroger +, Rite Aid , Do It Best Hardware	185,000		0	185,000
Festival at Jefferson Court, Outer Loop at Jefferson Blvd., Louisville	Kroger +, PetsMart (O.B.O.), Factory Card Outlet, Sofa Express, AJ Wright (O.B.O.)	169,000		49,000	218,000

Washington, Total		0		133,000	133,000
Village at Liberty Lake, E. Country Vista Dr. at N. Liberty Rd., Liberty Lake	Home Depot (O.B.O)	0	# *	133,000	133,000

South Carolina, Total		22,000		65,000	87,000
Fresh Market Shoppes, 890 William Hilton Head Pkwy, Hilton Head (25%)	The Fresh Market +, Bonefish Grill	22,000	*	65,000	87,000

INDUSTRIAL

Houston and Harris County, Total		3,296,000		1,916,000	5,212,000
Beltway 8 Business Park, Beltway 8 at Petersham Dr.	Terminix, Carrier	158,000		0	158,000
Blankenship Building, Kempwood Drive	Classic Printers	59,000		0	59,000
Brookhollow Business Center, Dacoma at Directors Row	Bristol Babcock, Harris County Appraisal District, Surgeon's Management	133,000		0	133,000
Central Park Northwest VI, Central Pkwy. at Dacoma	Houston Metallurgical Lab, Inc.	175,000		0	175,000
Central Park Northwest VII, Central Pkwy. at Dacoma	Lucent Technologies, Inc.	103,000		0	103,000
Claywood Industrial Park, Clay at Hollister	Academy, Ltd.	330,000		0	330,000
Crosspoint Warehouse, Crosspoint	Foam Enterprises, LLC.	73,000		0	73,000
Jester Plaza, West T.C. Jester	Corporate Care of Houston, Milwaukee Electric Tool Corporation	101,000		0	101,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr.	Pioneer Contract Services	113,000		0	113,000
Kempwood Industrial, Kempwood Dr. at Blankenship Dr. (20%)	Pioneer Contract Services, Veritas	42,000	*	165,000	207,000
Lathrop Warehouse, Lathrop St. at Larimer St. (20%)	United D.C., Inc.	51,000	*	202,000	253,000
Nasa One Business Center, Nasa Road One at Hwy. 3	Brinks, Devoe Paint	112,000		0	112,000
Navigation Business Park, Navigation at N. York (20%)	Packwell Inc.	47,000	*	191,000	238,000
Northway Park II, Loop 610 East at Homestead (20%)	Jet Lube, Inc.	61,000	*	242,000	303,000
Railwood F, Market at U.S. 90 (20%)	Shell Oil Company	60,000	*	240,000	300,000
Railwood Industrial Park, Mesa at U.S. 90	Distribution International, Advo Systems, Global Stainless Supply, Inc., Houston Central Industries, Inc., USF Distribution	616,000		0	616,000
Railwood Industrial Park, Mesa at U.S. 90 (20%)	Jacobson Warehouse	99,000	*	399,000	498,000
South Loop Business Park, S. Loop at Long Dr. (50%)	All Current Electric	46,000	*	46,000	92,000
Southport Business Park 5, South Loop 610	USF Surface Preparation	161,000		0	161,000
Southwest Park II, Rockley Road	Bioassay Laboratory, Inc.	68,000		0	68,000
Stonecrest Business Center, Wilcrest at Fallstone	Rentokil, Inc.	111,000		0	111,000
West-10 Business Center, Wirt Rd. at I-10	Aaron’s Office Furniture	129,000		0	129,000
West-10 Business Center II, Wirt Rd. at I-10	Summers Group, Inc.	83,000		0	83,000
Westgate Service Center, Park Row Drive at Whiteback Dr.	Mattress Expo, Solartron	119,000		0	119,000
West Loop Commerce Center, W. Loop N. at I-10	Inter-Tel Technologies	34,000		0	34,000
610 at 11th St. Warehouse, Loop 610 at 11th St.	Prefco Corp.	105,000		0	105,000
610 at 11th St. Warehouse, Loop 610 at 11th St. (20%)	Iron Mountain, Stone Container	48,000	*	195,000	243,000
610/288 Business Park, Cannon Street (20%)	Houston Distribution Services	59,000	*	236,000	295,000

Texas (excluding Houston & Harris Co.), Total		3,679,000		0	3,679,000
Randol Mill Place, Randol Mill Road, Arlington	Premier Products	55,000		0	55,000
Braker 2 Business Center, Kramer Ln. at Metric Blvd., Austin	Digital Transaction Group, Inc.	27,000		0	27,000
Corporate Center I & II, Putnam Dr. at Research Blvd., Austin	Phoenix - Lamar Corp, Apria Healthcare, Inc.	117,000		0	117,000
Oak Hill Business Park, Industrial Oaks Blvd., Austin	Terracon, Inc., Nanocoolers, Inc.	90,000		0	90,000
Rutland 10 Business Center, Metric Blvd. At Centimeter Circle, Austin	Minimax, Media Event Concepts, Inc.	54,000		0	54,000
Southpark A,B,C., East St. Elmo Rd. at Woodward St., Austin	HJV Associates, Inc.	78,000		0	78,000
Southpoint Service Center, Burleson at Promontory Point Dr., Austin	K & S Interconnect	54,000		0	54,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI	Others
Center and Location	Anchors	Owned	(O.B.O.)	Total

INDUSTRIAL, (Cont’d)

Texas (excluding Houston & Harris Co.), (Cont’d)
Wells Branch Corporate Center, Wells Branch Pkwy., Austin	RDA Promart	59,000	0	59,000
1625 Diplomat Drive, SWC Diplomat Dr. at McDaniel Dr., Carrollton	Rooftop Systems, Inc.	106,000	0	106,000
Midway Business Center, Midway at Boyington, Carrollton	ProSource, Luxury of Leather	141,000	0	141,000
Manana Office Center, I-35 at Manana, Dallas	Omega Environmental Technologies, Dave & Busters	223,000	0	223,000
Newkirk Service Center, Newkirk near N.W. Hwy., Dallas	Tri-Ed Distribution, Inc., AWC	106,000	0	106,000
Northaven Business Center, Northaven Rd., Dallas	Dillon Gage, Quality Conservation	151,000	0	151,000
Northeast Crossing Off/Svc Ctr., East N.W. Hwy. at Shiloh, Dallas	R/T Manufacturing	79,000	0	79,000
Northwest Crossing Off/Svc Ctr., N.W. Hwy. at Walton Walker, Dallas	Corvette World	127,000	0	127,000
Redbird Distribution Center, Joseph Hardin Drive, Dallas	Reid Plastics, Inc. Texwood Industries, L.P.	111,000	0	111,000
Regal Distribution Center, Leston Avenue, Dallas	Document Management Systems, BKM Total Office of Texas, L.P., Global Furniture	203,000	0	203,000
Space Center Industrial Park, Pulaski St. at Irving Blvd., Dallas	Weir’s Furniture Village, Facility Interiors, Inc.	265,000	0	265,000
Walnut Trails Business Park, Walnut Hill Lane, Dallas	Flores Events	104,000	0	104,000
McGraw Hill Distribution Center, 420 E. Danieldale Rd, DeSoto	McGraw Hill	418,000	0	418,000
Central Plano Business Park, Klein Rd. at Plano Pkwy., Plano	Motion Dynamics, Inc., CK Management	138,000	0	138,000
Jupiter Service Center, Jupiter near Plano Pkwy., Plano	Interceramic Tile, Computerized Cutters	78,000	0	78,000
Sherman Plaza Business Park, Sherman at Phillips, Richardson	Leggett & Platt, Inc., The Volkswagen Store	101,000	0	101,000
Interwest Business Park, Alamo Downs Parkway, San Antonio	All-American Sports	218,000	0	218,000
ISOM Business Park, 919-981 Isom Road, San Antonio	Fidelity Output Solutions, Wells Fargo Bank	175,000	0	175,000
O’Connor Road Business Park, O’Connor Road, San Antonio	Ingersoll Rand	150,000	0	150,000
Freeport Business Center, 13215 N. Promenade Blvd., Stafford	Fairfield Industries, Applera Corporation, Gurtwitch Products	251,000	0	251,000

Georgia, Total		1,568,000	0	1,568,000
Atlanta Industrial Park, Atlanta Industrial Pkwy. at Atlanta Industrial Dr., Atlanta	Target Container Co., Sanderson Industries, Inc.	552,000	0	552,000
Sears Logistics, 3700 Southside Industrial Way, Atlanta	Sears Logistics Services, Inc.	403,000	0	403,000
Southside Industrial Parkway, Southside Industrial Pkwy at Jonesboro Rd., Atlanta	Lowe Supply, Inc., Mission Produce, Masco Contractor Services	72,000	0	72,000
Kennesaw 75, 3850-3900 Kennesaw Prkwy, Kennesaw	American Hotel Register Co., Clorox Services Company	178,000	0	178,000
6485 Crescent Dr., I-85 at Jimmy Carter Blvd., Norcross	Zurn, Pax Industries, Inc.	363,000	0	363,000

Tennessee, Total		1,509,000	0	1,509,000
Crowfarn Drive Warehouse, Crowfarn Dr. at Getwell Rd., Memphis	Integris Metals	161,000	0	161,000
Outland Business Center, Outland Center Dr., Memphis	International Multifoods, TricorBraun, KMN Modern Farm Equipment, Inc., Quest Communications Corporation	410,000	0	410,000
Southpoint I & II, Pleasant Hill Rd. at Shelby Dr., Memphis	AF Services, Sunnywood Products, Inc., Constar	571,000	0	571,000
Southwide Warehouses #2-#4, Federal Compress Ind. Pk., Memphis	Partners Distribution, Inc.	236,000	0	236,000
Thomas Street Warehouse, N. Thomas Street, Memphis	Ampro Industries, Inc.	131,000	0	131,000

Florida, Total		1,272,000	0	1,272,000
Lakeland Industrial Ctr., I-4 at County Rd., Lakeland	Rooms to Go, Amware Pallet Services, Publix	600,000	0	600,000
1801 Massaro, 1801 Massaro Blvd., Tampa	MiTek Industries, Inc., Parksite, Inc.	159,000	0	159,000
Tampa East Portfolio, 1841 Massaro Blvd., Tampa	General Electric, Hughes Supply, Interline Brands, GE Polymershapes	513,000	0	513,000

California, Total		727,000	0	727,000
Siempre Viva Business Park, Siempre Viva Rd. at Kerns St., San Diego	Hitachi Transport, UPS Supply Chain Solutions, Inc., Bose Corp., Air Tiger	727,000	0	727,000

Weingarten Realty Investors
Property Listing at March 31, 2006

		Gross Leasable Area
		WRI	Others
Center and Location	Anchors	Owned	(O.B.O.)	Total

UNIMPROVED LAND

Houston & Harris County, Total		2,402,000		2,402,000
Bissonnet at Wilcrest		175,000		175,000
Citadel Plaza at 610 N. Loop		137,000		137,000
East Orem		122,000		122,000
Kirkwood at Dashwood Dr.		322,000		322,000
Mesa Rd. at Tidwell		901,000		901,000
Northwest Fwy. at Gessner		422,000		422,000
S. Shaver St.		17,000		17,000
W. Little York at Interstate 45		161,000		161,000
W. Loop N. at I-10		145,000		145,000

Texas (excluding Houston & Harris Co.), Total		1,122,000		1,122,000
River Pointe Dr. at I-45, Conroe		590,000		590,000
NEC of US Hwy 380 & Hwy 75, McKinney		87,000		87,000
9th Ave. at 25th St., Port Arthur		243,000		243,000
Hwy. 3 at Hwy. 1765, Texas City		202,000		202,000

Louisiana, Total		462,000		462,000
U.S. Hwy. 171 at Parish, DeRidder		462,000		462,000

North Carolina, Total		1,750,000		1,750,000
Capitol Boulevard and Caveness Farms Avenue, Wake Forest		1,750,000		1,750,000

Weingarten Realty Investors
Property Listing at March 31, 2006
				OWNED BY
		NUMBER OF	WRI	OTHERS	TOTAL
ALL PROPERTIES-BY LOCATION		PROPERTIES	OWNED	(O.B.O.)	SQ FTG

Grand Total		359	48,633,000	12,939,000	61,572,000
Houston & Harris County		80	9,775,000	2,761,000	12,536,000
Texas (excluding Houston & Harris County)		94	11,319,000	2,422,000	13,741,000
Florida		27	5,236,000	817,000	6,053,000
California		25	4,034,000	452,000	4,486,000
Louisiana		16	1,792,000	1,264,000	3,056,000
Nevada		11	2,413,000	747,000	3,160,000
North Carolina		23	2,380,000	608,000	2,988,000
Georgia		11	2,342,000	174,000	2,516,000
Tennessee		9	2,085,000	0	2,085,000
Arizona		15	1,305,000	766,000	2,071,000
New Mexico		7	1,182,000	397,000	1,579,000
Kansas		4	690,000	46,000	736,000
Oklahoma		4	654,000	48,000	702,000
Arkansas		5	636,000	0	636,000
Colorado		14	1,212,000	1,622,000	2,834,000
Missouri		3	366,000	28,000	394,000
Utah		3	292,000	341,000	633,000
Illinois		2	273,000	121,000	394,000
Maine		1	154,000	51,000	205,000
Kentucky		3	471,000	76,000	547,000
Washington		1	0	133,000	133,000
South Carolina		1	22,000	65,000	87,000

ALL PROPERTIES-BY CLASSIFICATION

Grand Total		359	48,633,000	12,939,000	61,572,000
Shopping Centers		294	36,582,000	11,023,000	47,605,000
Industrial		65	12,051,000	1,916,000	13,967,000

Notes:	*	Denotes partial ownership. WRI's interest is 50% except where noted. The square feet figures represent WRI's proportionate ownership of the property held by the joint venture or partnership.

	+	Denotes supermarket or discount store offering full service grocery along with general merchandise.

	#	Denotes property under development that does not currently have rental income on-line.

Owned by Others ("O.B.O.") includes buildings owned entirely by a non-WRI legal entity and the proportionate ownership of WRI's partner(s) in various joint ventures and partnerships.